SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 2, 2010

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Met-Pro Corporation (the “Company”), held on June 2, 2010 at The Inn at Towamencin, 1750 Sumneytown Pike, Kulpsville, Pennsylvania, the shareholders elected the Company’s three nominees for Directors to serve until the 2013 Annual Meeting of Shareholders and ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

The results of voting were as follows:

	For	Withheld	Broker Non-Votes
Election of Directors
Raymond J. De Hont	5,024,405	4,774,930	3,615,620
Michael J. Morris	4,989,465	4,809,870	3,615,620
Robin L. Wiessmann	9,658,131	141,204	3,615,620

	For	Against	Abstentions

Ratification of the Appointment of Independent Registered Public Accounting Firm	13,277,212	81,372	56,371

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date:  June 4, 2010
MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
Chairman, Chief Executive Officer and President